Exhibit 99.2

Employers Holdings, Inc.
Second Quarter 2019
Financial Supplement

EMPLOYERS HOLDINGS, INC.
Table of Contents

Page

1	Consolidated Financial Highlights

2	Summary Consolidated Balance Sheets

3	Summary Consolidated Income Statements

4	Return on Equity

5	Combined Ratios

6	Roll-forward of Unpaid Losses and LAE

7	Consolidated Investment Portfolio

8	Book Value Per Share

9	Earnings Per Share

10	Non-GAAP Financial Measures

EMPLOYERS HOLDINGS, INC.
Consolidated Financial Highlights (unaudited)
$ in millions, except per share amounts

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2019	2018	% change	2019	2018	% change
Selected financial highlights:
Gross premiums written	$176.6	$186.4	(5)%	$386.6	$398.0	(3)%
Net premiums written	175.2	185.0	(5)	383.9	395.2	(3)
Net premiums earned	175.5	178.0	(1)	350.3	354.6	(1)
Net investment income	21.4	20.3	5	43.2	39.7	9
Underwriting income(1)	21.1	25.6	(18)	37.9	44.0	(14)
Net income before impact of the LPT(1)	35.0	35.6	(2)	84.4	58.6	44
Adjusted net income(1)	29.2	31.2	(6)	60.1	60.6	(1)
Net income	40.7	42.5	(4)	92.6	68.1	36
Comprehensive income (loss)	70.4	31.2	126	159.6	21.4	646
Total assets				3,954.3	3,868.5	2
Stockholders' equity				1,121.5	956.5	17
Stockholders' equity including the Deferred Gain(2)				1,263.2	1,111.2	14
Adjusted stockholders' equity(2)				1,209.9	1,124.5	8
Annualized adjusted return on stockholders' equity(3)	9.7%	11.3%	(14)%	10.1%	11.4%	(11)%
Amounts per share:
Cash dividends declared per share	$0.22	$0.20	10%	$0.44	$0.40	10%
Earnings per diluted share(4)	1.25	1.28	(2)	2.84	2.05	39
Earnings per diluted share before impact of the LPT(4)	1.08	1.07	1	2.59	1.76	47
Adjusted earnings per diluted share(4)	0.90	0.94	(4)	1.84	1.82	1
Book value per share(2)				35.15	29.20	20
Book value per share including the Deferred Gain(2)				39.59	33.92	17
Adjusted book value per share(2)				37.92	34.33	10
Combined ratio before impact of the LPT:(5)
Loss and loss adjustment expense ratio:
Current year	66.2%	62.5%		65.5%	62.5%
Prior year	(13.5)	(9.3)		(13.1)	(8.2)
Loss and loss adjustment expense ratio	52.7%	53.2%		52.4%	54.3%
Commission expense ratio	13.5	13.8		13.1	13.6
Underwriting and other operating expenses ratio	25.0	22.5		26.1	22.3
Combined ratio before impact of the LPT	91.2%	89.5%		91.5%	90.3%

(1) See Page 3 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(2) See Page 8 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(3) See Page 4 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(4) See Page 9 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(5) See Page 5 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Balance Sheets (unaudited)
$ in millions, except per share amounts

	June 30, 2019	December 31, 2018
ASSETS
Investments, cash and cash equivalents	$2,871.3	$2,829.7
Accrued investment income	16.9	18.0
Premiums receivable, net	342.7	333.1
Reinsurance recoverable on paid and unpaid losses and LAE	490.7	511.1
Deferred policy acquisition costs	52.3	48.2
Deferred income taxes, net	2.2	26.9
Contingent commission receivable—LPT Agreement	32.2	32.0
Other assets	146.0	120.2
Total assets	$3,954.3	$3,919.2

LIABILITIES
Unpaid losses and LAE	$2,161.8	$2,207.9
Unearned premiums	370.1	336.3
Commissions and premium taxes payable	55.0	57.3
Deferred Gain	141.7	149.6
Notes payable	—	20.0
Other liabilities	104.2	129.9
Total liabilities	$2,832.8	$2,901.0

STOCKHOLDERS' EQUITY
Common stock and additional paid-in capital	$390.4	$389.4
Retained earnings	1,108.7	1,030.7
Accumulated other comprehensive income (loss), net	53.3	(13.7)
Treasury stock, at cost	(430.9)	(388.2)
Total stockholders’ equity	1,121.5	1,018.2
Total liabilities and stockholders’ equity	$3,954.3	$3,919.2

Stockholders' equity including the Deferred Gain (1)	$1,263.2	$1,167.8
Adjusted stockholders' equity (1)	1,209.9	1,181.5
Book value per share (1)	$35.15	$31.08
Book value per share including the Deferred Gain(1)	39.59	35.64
Adjusted book value per share (1)	37.92	36.06

(1) See Page 8 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Income Statements (unaudited)
$ in millions

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
Underwriting revenues:
Gross premiums written	$176.6	$186.4	$386.6	$398.0
Premiums ceded	(1.4)	(1.4)	(2.7)	(2.8)
Net premiums written	175.2	185.0	383.9	395.2
Net premiums earned	175.5	178.0	350.3	354.6
Underwriting expenses:
Losses and LAE incurred	(86.8)	(87.8)	(175.3)	(183.2)
Commission expense	(23.8)	(24.5)	(45.8)	(48.2)
Underwriting and other operating expenses	(43.8)	(40.1)	(91.3)	(79.2)
Underwriting income	21.1	25.6	37.9	44.0
Net investment income	21.4	20.3	43.2	39.7
Net realized and unrealized gains (losses) on investments(1)	7.4	5.7	30.7	(2.4)
Other income	—	0.1	0.4	0.1
Interest and financing expenses	(0.2)	(0.4)	(0.6)	(0.7)
Income tax expense	(9.0)	(8.8)	(19.0)	(12.6)
Net income	40.7	42.5	92.6	68.1
Unrealized AFS investment gains (losses) arising during the period, net of tax(2)	29.9	(11.3)	67.7	(47.1)
Reclassification adjustment for realized AFS investment (gains) losses in net income, net of tax(2)	(0.2)	—	(0.7)	0.4
Comprehensive income (loss)	$70.4	$31.2	$159.6	$21.4
Net Income	$40.7	$42.5	$92.6	$68.1
Amortization of the Deferred Gain - losses	(3.2)	(3.6)	(5.2)	(5.7)
Amortization of the Deferred Gain - contingent commission	(0.5)	(0.6)	(1.0)	(1.1)
LPT reserve adjustment	(1.8)	(2.2)	(1.8)	(2.2)
LPT contingent commission adjustments	(0.2)	(0.5)	(0.2)	(0.5)
Net income before impact of the LPT Agreement (3)	35.0	35.6	84.4	58.6
Net realized and unrealized (gains) losses on investments	(7.4)	(5.7)	(30.7)	2.4
Amortization of intangibles	—	0.1	—	0.1
Income tax expense (benefit) related to items excluded from Net income	1.6	1.2	6.4	(0.5)
Adjusted net income (3)	$29.2	$31.2	$60.1	$60.6

(1) Includes unrealized gains (losses) on equity securities of $6.8 million and $3.5 million for the three months ended June 30, 2019 and 2018, respectively, and $28.0 million and $(9.4) million for the six months ended June 30, 2019 and 2018, respectively.

(2) AFS = Available for Sale securities.
(3) See Page 10 regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Return on Equity (unaudited)
$ in millions

		Three Months Ended		Six Months Ended
		June 30,		June 30,
		2019	2018	2019	2018

Net income	A	$40.7	$42.5	$92.6	$68.1
Impact of the LPT Agreement		(5.7)	(6.9)	(8.2)	(9.5)
Net realized and unrealized (gains) losses on investments		(7.4)	(5.7)	(30.7)	2.4
Amortization of intangibles		—	0.1	—	0.1
Income tax expense (benefit) related to items excluded from Net income		1.6	1.2	6.4	(0.5)
Adjusted net income (1)	B	29.2	31.2	60.1	60.6

Stockholders' equity - end of period		$1,121.5	$956.5	$1,121.5	$956.5

Stockholders' equity - beginning of period		1,071.7	930.3	1,018.2	947.7

Average stockholders' equity	C	1,096.6	943.4	1,069.9	952.1

Stockholders' equity - end of period		$1,121.5	$956.5	$1,121.5	$956.5
Deferred Gain - end of period		141.7	154.7	141.7	154.7
Accumulated other comprehensive loss (income) - end of period		(67.5)	16.8	(67.5)	16.8
Income taxes related to accumulated other comprehensive gains and losses - end of period		14.2	(3.5)	14.2	(3.5)
Adjusted stockholders' equity - end of period		1,209.9	1,124.5	1,209.9	1,124.5
Adjusted stockholders' equity - beginning of period		1,195.2	1,093.3	1,181.5	1,003.9
Average adjusted stockholders' equity (1)	D	1,202.6	1,108.9	1,195.7	1,064.2

Return on stockholders' equity	A / C	3.7%	4.5%	8.7%	7.2%
Annualized return on stockholders' equity		14.8	18.0	17.3	14.3

Adjusted return on stockholders' equity (1)	B / D	2.4%	2.8%	5.0%	5.7%
Annualized adjusted return on stockholders' equity (1)		9.7	11.3	10.1	11.4

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Combined Ratios (unaudited)
$ in millions

		Three Months Ended		Six Months Ended
		June 30,		June 30,
		2019	2018	2019	2018
Net premiums earned	A	$175.5	$178.0	$350.3	$354.6
Losses and LAE incurred	B	86.8	87.8	175.3	183.2
Amortization of the Deferred Gain - losses		3.2	3.6	5.2	5.7
Amortization of the Deferred Gain - contingent commission		0.5	0.6	1.0	1.1
LPT reserve adjustment		1.8	2.2	1.8	2.2
LPT contingent commission adjustments		0.2	0.5	0.2	0.5
Losses and LAE before impact of the LPT (1)	C	92.5	94.7	183.5	192.7
Prior accident year favorable loss reserve development		(23.7)	(16.5)	(45.9)	(28.9)
Losses and LAE before impact of the LPT - current accident year	D	$116.2	$111.2	$229.4	$221.6
Commission expense	E	$23.8	$24.5	$45.8	$48.2
Underwriting and other operating expenses	F	43.8	40.1	91.3	79.2
Combined ratio:
Loss and LAE ratio	B/A	49.5%	49.3%	50.0%	51.7%
Commission expense ratio	E/A	13.5	13.8	13.1	13.6
Underwriting and other operating expenses ratio	F/A	25.0	22.5	26.1	22.3
Combined ratio		88.0%	85.6%	89.2%	87.6%
Combined ratio before impact of the LPT: (1)
Loss and LAE ratio before impact of the LPT	C/A	52.7%	53.2%	52.4%	54.3%
Commission expense ratio	E/A	13.5	13.8	13.1	13.6
Underwriting and other operating expenses ratio	F/A	25.0	22.5	26.1	22.3
Combined ratio before impact of the LPT		91.2%	89.5%	91.5%	90.3%
Combined ratio before impact of the LPT: current accident year (1)
Loss and LAE ratio before impact of the LPT	D/A	66.2%	62.5%	65.5%	62.5%
Commission expense ratio	E/A	13.5	13.8	13.1	13.6
Underwriting and other operating expenses ratio	F/A	25.0	22.5	26.1	22.3
Combined ratio before impact of the LPT: current accident year		104.7%	98.8%	104.6%	98.4%

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Roll-forward of Unpaid Losses and LAE (unaudited)
$ in millions

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018

Unpaid losses and LAE at beginning of period	$2,189.3	$2,258.1	$2,207.9	$2,266.1
Reinsurance recoverable on unpaid losses and LAE	498.7	531.1	504.4	537.0
Net unpaid losses and LAE at beginning of period	1,690.6	1,727.0	1,703.5	1,729.1
Losses and LAE incurred:
Current year losses	116.1	111.2	229.4	221.6
Prior year losses on voluntary business	(24.0)	(16.5)	(46.0)	(28.5)
Prior year losses on involuntary business	0.3	—	0.1	(0.4)
Total losses incurred	92.4	94.7	183.5	192.7
Losses and LAE paid:
Current year losses	23.2	20.0	30.6	25.9
Prior year losses	82.2	86.3	178.8	180.5
Total paid losses	105.4	106.3	209.4	206.4
Net unpaid losses and LAE at end of period	1,677.6	1,715.4	1,677.6	1,715.4
Reinsurance recoverable on unpaid losses and LAE	484.2	512.5	484.2	512.5
Unpaid losses and LAE at end of period	$2,161.8	$2,227.9	$2,161.8	$2,227.9
Total losses and LAE shown in the above table exclude amortization of the Deferred Gain, LPT Reserve Adjustments, and LPT Contingent Commission Adjustments which totaled $5.7 million and $6.9 million for the three months ended June 30, 2019 and 2018, respectively, and $8.2 million and $9.5 million for the six months ended June 30, 2019 and 2018, respectively.

EMPLOYERS HOLDINGS, INC.
Consolidated Investment Portfolio (unaudited)
$ in millions

	June 30, 2019				December 31, 2018
Investment Positions:	Cost or Amortized Cost	Net Unrealized Gain (Loss)	Fair Value	%	Fair Value	%
Fixed maturity securities	$2,450.2	$67.5	$2,517.7	88%	$2,496.4	88%
Equity securities	149.8	96.0	245.8	9	206.3	7
Short-term investments	—	—	—	—	25.0	1
Other invested assets	2.0	—	2.0	—	—	—
Cash and cash equivalents	105.5	—	105.5	4	101.4	4
Restricted cash and cash equivalents	0.3	—	0.3	—	0.6	—
Total investments and cash	$2,707.8	$163.5	$2,871.3	100%	$2,829.7	100%

Breakout of Fixed Maturity Securities:
U.S. Treasuries and agencies	$102.8	$2.0	$104.8	4%	$117.8	5%
States and municipalities	478.8	26.6	505.4	20	528.0	21
Corporate securities	1,066.6	31.9	1,098.5	44	1,090.4	44
Mortgage-backed securities	560.1	6.6	566.7	23	545.8	22
Asset-backed securities	64.4	1.0	65.4	3	64.5	3
Bank loans	177.5	(0.6)	176.9	7	149.9	6
Total fixed maturity securities	$2,450.2	$67.5	$2,517.7	100%	$2,496.4	100%

Weighted average book yield	3.5%	3.4%
Average credit quality (S&P)	AA-	AA-
Duration	3.7	4.1

EMPLOYERS HOLDINGS, INC.
Book Value Per Share (unaudited)
$ in millions, except per share amounts

		June 30, 2019	December 31, 2018	June 30, 2018	December 31, 2017
Numerators:
Stockholders' equity	A	$1,121.5	$1,018.2	$956.5	$947.7
Plus: Deferred Gain		141.7	149.6	154.7	163.6
Stockholders' equity including the Deferred Gain (1)	B	1,263.2	1,167.8	1,111.2	1,111.3
Accumulated other comprehensive (income) loss		(67.5)	17.3	16.8	(136.0)
Income taxes related to accumulated other comprehensive gains and losses		14.2	(3.6)	(3.5)	28.6
Adjusted stockholders' equity (1)	C	$1,209.9	$1,181.5	$1,124.5	$1,003.9

Denominator (shares outstanding)	D	31,904,916	32,765,792	32,759,575	32,597,819

Book value per share (1)	A / D	$35.15	$31.08	$29.20	$29.07
Book value per share including the Deferred Gain(1)	B / D	39.59	35.64	33.92	34.09
Adjusted book value per share (1)	C / D	37.92	36.06	34.33	30.80

YTD Change in: (2)
Book value per share		14.5%		1.8%
Book value per share including the Deferred Gain		12.3		0.7
Adjusted book value per share		6.4		12.8

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.
(2) Reflects the change in book value per share after taking into account dividends declared of $0.44 and $0.40 for the six months ended June 30, 2019, and 2018, respectively. .

EMPLOYERS HOLDINGS, INC.
Earnings Per Share (unaudited)
$ in millions, except per share amounts

		Three Months Ended		Six Months Ended
		June 30,		June 30,
		2019	2018	2019	2018
Numerators:
Net income	A	$40.7	$42.5	$92.6	$68.1
Impact of the LPT Agreement		(5.7)	(6.9)	(8.2)	(9.5)
Net income before impact of the LPT (1)	B	35.0	35.6	84.4	58.6
Net realized and unrealized (gains) losses on investments		(7.4)	(5.7)	(30.7)	2.4
Amortization of intangibles		—	0.1	—	0.1
Income tax expense (benefit) related to items excluded from Net income		1.6	1.2	6.4	(0.5)
Adjusted net income (1)	C	$29.2	$31.2	$60.1	$60.6

Denominators:
Average common shares outstanding (basic)	D	32,077,698	32,880,023	32,197,523	32,843,448
Average common shares outstanding (diluted)	E	32,450,628	33,222,706	32,639,885	33,259,759

Earnings per share:
Basic	A / D	$1.27	$1.29	$2.88	$2.07
Diluted	A / E	1.25	1.28	2.84	2.05

Earnings per share before impact of the LPT: (1)
Basic	B / D	$1.09	$1.08	$2.62	$1.78
Diluted	B / E	1.08	1.07	2.59	1.76

Adjusted earnings per share: (1)
Basic	C / D	$0.91	$0.95	$1.87	$1.85
Diluted	C / E	0.90	0.94	1.84	1.82

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.

Glossary of Financial Measures
Within this earnings release we present the following measures, each of which are "non-GAAP financial measures." A reconciliation of these measures to the Company's most directly comparable GAAP financial measures is included herein. Management believes that these non-GAAP measures are important to the Company's investors, analysts and other interested parties who benefit from having an objective and consistent basis for comparison with other companies within our industry. Management further believes that these measures are more relevant than comparable GAAP measures in evaluating our financial performance.
The LPT Agreement is a non-recurring transaction that does not result in any significant ongoing cash benefits to the Company. Management believes that providing non-GAAP measures that exclude the effects of the LPT Agreement (amortization of deferred reinsurance gain, adjustments to LPT Agreement ceded reserves and adjustments to contingent commission receivable) is useful in providing investors, analysts and other interested parties a meaningful understanding of the Company's ongoing underwriting performance.
Deferred reinsurance gain (Deferred Gain) reflects the unamortized gain from the LPT Agreement. This gain has been deferred and is being amortized using the recovery method, whereby the amortization is determined by the proportion of actual reinsurance recoveries to total estimated recoveries, except for the contingent profit commission, which is being amortized through June 30, 2024. Amortization is reflected in losses and LAE incurred.
Adjusted net income (see Page 4 for calculations) is net income excluding the effects of the LPT Agreement, net realized and unrealized gains (losses) on investments (net of tax), and amortization of intangible assets (net of tax). Management believes that providing this non-GAAP measures is helpful to investors, analysts and other interested parties in identifying trends in the Company's operating performance because such items have limited significance to its ongoing operations or can be impacted by both discretionary and other economic factors and may not represent operating trends.
Stockholders' equity including the Deferred Gain is stockholders' equity including the Deferred Gain. Management believes that providing this non-GAAP measure is useful in providing investors, analysts and other interested parties a meaningful measure of the Company's total underwriting capital.
Adjusted stockholders' equity (see Page 8 for calculations) is stockholders' equity including the Deferred Gain, less accumulated other comprehensive income (net of tax). Management believes that providing this non-GAAP measure is useful to investors, analysts and other interested parties since it serves as the denominator to the Company's operating return on equity metric.
Return on stockholders' equity and Adjusted return on stockholders' equity (see Page 4 for calculations). Management believes that these profitability measures are widely used by our investors, analysts and other interested parties.
Book value per share, Book value per share including the Deferred Gain, and Adjusted book value per share (see Page 8 for calculations). Management believes that these valuation measures are widely used by our investors, analysts and other interested parties. The Company previously referred to Book value per share as GAAP book value per share, and Book value per share including Deferred Gain as Book value per share.
Net income, Combined ratio, and Combined ratio before impact of the LPT (see Pages 3 and 5 for calculations). Management believes that these performance and underwriting measures are widely used by our investors, analysts and other interested parties.